Exhibit 10.3

PURCHASER REPLACEMENT AND RELEASE AGREEMENT

          This PURCHASER REPLACEMENT AND RELEASE AGREEMENT (“Agreement”) is executed and delivered by the undersigned as of this 18th day of February, 2005.

PREAMBLE

          WHEREAS, each of the undersigned (other than the Replacement Purchaser, as defined below) is a party to that certain Facilities Purchase and Sale Agreement dated as of January 19, 2005 (the “Facilities Purchase and Sale Agreement”), which, among other things, provides that each of the parties to the Facilities Purchase and Sale Agreement will execute and deliver this Agreement in the event a “Qualified Investor” executes and delivers this Agreement at or prior to 11:59 P.M. (McLean, Virginia time) on the Investor Commitment Termination Date (or the Extended Investor Commitment Termination Date, as applicable) in accordance with Section 12.3 of the Facilities Purchase and Sale Agreement (capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Facilities Purchase and Sale Agreement); and

          WHEREAS, the undersigned desire to execute and deliver this Agreement in accordance with Section 12.3 of the Facilities Purchase and Sale Agreement to, among other things, substitute Sunrise IV Senior Living Holdings, LLC (the “Replacement Purchaser”) as the “Purchaser” under the Facilities Purchase and Sale Agreement (except in certain specified instances) and, except to the extent expressly contemplated in this Agreement, remove Sunrise Senior Living Investments, Inc. (“SSLII”) as a party to the Facilities Purchase and Sale Agreement and release SSLII and Sunrise Senior Living, Inc. (“Sunrise”) from all obligations and Liability under the Facilities Purchase and Sale Agreement, all in accordance with the terms set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

Article I
Replacement Purchaser

          1.1 References to “Purchaser.” Effective as of the date hereof, the Facilities Purchase and Sale Agreement is hereby amended so that, except with respect to Article VIII (employee matters) of the Facilities Purchase and Sale Agreement (as more fully described in Section 1.3(c) below), all references to “Purchaser” in the Facilities Purchase and Sale Agreement shall mean the Replacement Purchaser instead of Sunrise Senior Living Investments, Inc. For the sake of clarity, (i) nothing in this Agreement is intended to affect the rights and obligations of the parties to the Facilities Purchase and Sale Agreement, including SSLII, under Section 12.3 of the Facilities Purchase and Sale Agreement and (ii) it is acknowledged that (as more fully described in Section 1.3 below) SSLII will continue to remain a party to the Facilities Purchase and Sale Agreement with respect to certain provisions to which Replacement Purchaser as the “Purchaser” is also a party.

          1.2 Replacement Purchaser Representations and Warranties. The Replacement Purchaser is hereby deemed to have made for and on behalf of itself all of the representations and warranties of “Purchaser” set forth in Article VI as of the date hereof; it being understood that, for purposes of this Agreement and the Facilities Purchase and Sale Agreement (including Section 10.4(a)(i) thereof), in lieu of making the representation and warranty in Section 6.1(a) of the Facilities Purchase and Sale Agreement, the Replacement Purchaser shall be deemed to have made the following representation and warranty as of the date hereof:

          “(a) Purchaser is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. Purchaser has the necessary limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Related Documents to which it is or will be a party and to consummate the transactions contemplated hereby and thereby.”

Consistent with the foregoing, the reference to “as of the date hereof” in Section 10.4(a)(i) of the Facilities Purchase and Sale Agreement shall mean (for purposes of determining whether such condition has been satisfied) the date of this Agreement.

          1.3 SSLII Continuing Obligations Under Facilities Purchase and Sale Agreement. Notwithstanding anything to the contrary herein, effective as of the date hereof, SSLII shall be deemed to continue to remain a party to the Facilities Purchase and Sale Agreement for purposes of only Article VI, Sections 7.3, 7.5, 7.6 and 7.7, Article VIII, Sections 10.1 and 10.4(d), Article XI, Article XII and Article XIII as and to the extent described below:

               (a) Representations and Warranties: SSLII shall remain responsible under the Facilities Purchase and Sale Agreement for the representations and warranties made by SSLII in Article VI of the Facilities Purchase and Sale Agreement on the date thereof;

               (b) Covenants: SSLII shall remain responsible under Sections 7.3, 7.5, 7.6 and 7.7;

               (c) Employment Matters: Article VIII of the Facilities Purchase and Sale Agreement is hereby amended, effective as of the date hereof, (i) subject to subsection (iii) below, to replace all references to “Purchaser” in Article VIII with references to SSLII; (ii) to add the Replacement Purchaser (and its Affiliates, and each of their permitted successors and assigns, and the respective officers, directors, employees, members, stockholders, partners and agents of each of the foregoing) as an indemnified person for purposes of the Seller indemnification obligations in Sections 8.1(c) and (d); and (iii) to replace all references to “Purchaser” in Sections 8.1(f) and (g) with references to both SSLII and the Replacement Purchaser;

               (d) Closing Conditions:

                    (i) Section 10.1 of the Facilities Purchase and Sale Agreement is hereby amended such that the waiver of any of the conditions set forth in Section 10.1 shall require the prior written consent of SSLII and the Replacement Purchaser; and

                    (ii) Sections 10.4(d) of the Facilities Purchase and Sale Agreement is hereby amended, effective as of the date hereof, to require SSLII and the Replacement Purchaser to deliver on behalf of each of them, respectively, the certificate contemplated in Section 10.4(d) as a condition to the obligations of Sellers and the Trust to consummate the transactions contemplated by the Facilities Purchase and Sale Agreement;

                    (e) Indemnification: SSLII shall remain obligated under Sections 11.2(b)(i) (as to only the representations and warranties of SSLII in Article VI thereof) and Section 11.2(b)(ii) (as to only the covenants to which SSLII remains obligated as expressly contemplated herein), subject to the terms, conditions and other provisions of Article XI (including the limitations on indemnification set forth in Section 11.8(b)). For the sake of clarity, (i) the definition of “Purchaser Included Claim” in Section 11.8(b) shall include any Claims against the Replacement Purchaser or SSLII that exceed $25,000, and (ii) notwithstanding anything to the contrary in this Agreement or the Facilities Purchase and Sale Agreement, neither SSLII nor Sunrise shall be liable for any obligations of the Replacement Purchaser under this Agreement or the Facilities Purchase and Sale Agreement and the Replacement Purchaser shall not be liable for any obligations of SSLII or Sunrise under this Agreement or the Facilities Purchase and Sale Agreement. SSLII and Sunrise shall each remain a “Purchaser Indemnified Person” for purposes of Article XI;

                    (f) Termination: Sections 12.1(b), (c), (d), (e) and (g), the proviso following Section 12.1(g) and Sections 12.2(a) and (b) are hereby amended, effective as of the date hereof, by inserting the phrase “or Sunrise Senior Living Investments, Inc.” immediately after the term “Purchaser” in each place the term “Purchaser” appears in such Sections; and

                    (g) Miscellaneous Provisions:

                         (i) Section 13.1 is hereby amended, effective as of the date hereof, to add the following new sentence at the end of Section 13.1: “For the sake of clarity, Sunrise Senior Living Investments, Inc. is a party to this Agreement for purposes of this Section 13.1.”;

                         (ii) Section 13.4 is hereby deleted in its entirety, effective as of the date hereof, and replaced with the following new Section 13.4:

     “13.4 No Assignment; Parties in Interest. Neither this Agreement nor any rights and obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto, except that Purchaser may, without the consent of the other parties hereto, assign any or all of its rights and interests hereunder, including any rights to purchase one or more of the Facilities and the other Purchased Assets associated with such Facilities, to any Affiliate of Purchaser and/or to Sunrise Senior Living Investments, Inc. or any of its Affiliates (which assignment shall not relieve Purchaser of its obligations hereunder and provided all such assignees shall assume all obligations of Purchaser with respect to such Facilities). Sunrise Senior Living Investments, Inc., to the extent that it continues to remain a party to this Agreement with respect to certain provisions may, without the consent of the other parties hereto, assign any or all of its rights and interests hereunder to any Affiliate of Sunrise Senior Living Investments, Inc. (which assignment shall not relieve Sunrise Senior Living Investments, Inc. of its obligations hereunder under such provisions). For internal structuring reasons, US Senior Living Funding, Inc. may transfer and assign its membership interest in the Replacement Purchaser to an entity that is funded by, and the decisions of which are contractually controlled by, US Senior Living Funding, Inc., subject to the consent of SSLII but without the consent of any other party hereto, for Shariah compliance purposes that does not affect the Sellers. Any attempted assignment in violation of this Section 13.4 shall be null and void and of no force and effect. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and (except for the rights expressly created in favor of the Seller Indemnified Persons and Purchaser Indemnified Persons pursuant to Article XI) nothing in this Agreement, express or implied, is intended to confer upon or give any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third Person to any party to this Agreement.”

                         (iii) Section 13.6(b) is hereby amended, effective as of the date hereof, to delete the phrase “if to Purchaser, to:” and replace it with the phrase “if to Sunrise Senior Living Investments, Inc., to:”

                         (iv) Effective as of the date hereof, the following is added as a new Section 13.6(c):

“if to Purchaser, to:

Sunrise IV Senior Living Holdings, LLC 7902 Westpark Drive McLean, VA 22102 Attention: Bradley B. Rush Telephone No.: (703) 744-1890
Facsimile No.: (703) 744-1628

with a copy (which shall not constitute notice) to:

Sunrise Senior Living, Inc. 7902 Westpark Drive McLean, VA 22102 Attention: John F. Gaul, Esq. Telephone No.: (703) 744-1710 Facsimile No.: (703) 744-1990

and

King & Spalding LLP 1185 Avenue of the Americas New York, NY 10036 Attention: Isam Salah Telephone No.: (212) 556-2140 Facsimile No.: (212) 556-2222”

                         (v) Section 13.16 is hereby deleted in its entirety, effective as of the date hereof.

          1.4 Purchaser Representative. The parties hereby agree that Bradley B. Rush is appointed as the representative of the Replacement Purchaser and SSLII for purposes of the direct claim resolution process contemplated in Section 11.4(b) (direct indemnification claims) and to serve as the primary contact person for purposes of addressing any matters that arise under the Facilities Purchase and Sale Agreement prior to the Closing. In the event Mr. Rush is unable or unwilling to serve in such capacity, or the Replacement Purchaser and SSLII desire to appoint another person to serve in such capacity, then the Replacement Purchaser and SSLII shall designate an alternate person reasonably acceptable to the Seller Representative to serve in such capacity.

Section II
Other Modifications and Amendments

          2.1 Purchaser Knowledge. All knowledge of SSLII within the meaning of Section 11.5 and other applicable provisions of the Facilities Purchase and Sale Agreement shall be attributable to the Replacement Purchaser for purposes of the Facilities Purchase and Sale Agreement.

Section III
Release of SSLII and Sunrise

          3.1 Each Seller and the Trust, on behalf of itself and its successors and assigns, hereby irrevocably and unconditionally releases and discharges SSLII and Sunrise and their respective Subsidiaries and Affiliates, and each of their respective agents, officers, employees, directors, and representatives from and against any and all obligations and Liability under the Facilities Purchase and Sale Agreement except with respect to Section 12.3 and except to the extent of the particular provisions to which SSLII expressly agrees to continue to remain a party thereto as set forth in Section 1.3 hereof. For the sake of clarity, this release shall constitute a release of SSLII and Sunrise of any obligation to purchase the Purchase Assets, assume the Assumed Liabilities and pay the Purchase Price as contemplated in the Facilities Purchase and Sale Agreement. Each Seller and the Trust agrees not to file any claim, lawsuit or other proceeding seeking monetary recovery or other relief and not to otherwise assert any claims that are released in this Section 3.1. Each Seller and the Trust acknowledges and agrees that SSLII and Sunrise and their respective Subsidiaries and Affiliates and each of their respective agents, representatives, officers, employees, directors, successors and assigns are entitled to rely on this release.

Section IV
Miscellaneous

          4.1 Entire Agreement. This Agreement, together with the Facilities Purchase and Sale Agreement, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties with respect to the subject matter hereof, written or oral.

          4.2 Amendment. This Agreement may be modified or amended only by agreement in writing of all of the parties hereto.

          4.3 Notices. All notices and other written communications shall be provided in accordance with Section 13.6 of the Facilities Purchase and Sale Agreement (as amended hereby).

          4.4 Interpretation. In accordance with Section 13.10 of the Facilities Purchase and Sale Agreement, from and after the date of this Agreement, each reference in the Facilities Purchase and Sale Agreement to “this Agreement” shall mean the Facilities Purchase and Sale Agreement as amended, modified and supplemented pursuant to this Agreement. If any provision of this Agreement is, in the judgment of the trier of fact, ambiguous or unclear, that provision shall be interpreted in a reasonable manner to effect the intent of the parties. In the event of any inconsistencies between this Agreement and the Facilities Purchase and Sale Agreement, the terms of this Agreement shall govern.

          4.5 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement may be delivered by facsimile or electronic transmission.

          4.6 Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the Laws of any jurisdiction other than Delaware to be applied. In furtherance of the foregoing, the Law of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive Law of some other jurisdiction would ordinarily apply.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the undersigned as of the date first set forth above.

SUNRISE IV SENIOR LIVING HOLDINGS, LLC

By:	Sunrise Senior Living Investments, Inc. (its Member)

	By:	/s/ Bradley B. Rush

	Name:	Bradley B. Rush
	Title:	Vice President

By:	US Senior Living Funding, Inc. (its Member)

	By:	/s/ Henry Thompson

	Name:	Henry Thompson
Title:

SUNRISE SENIOR LIVING INVESTMENTS, INC.

	By:	/s/ Bradley B. Rush

	Name:	Bradley B. Rush
	Title:	Vice President

SUNRISE SENIOR LIVING, INC.

	By:	/s/ Bradley B. Rush

	Name:	Bradley B. Rush
	Title:	Chief Investment Officer

FOUNTAINS CANTERBURY LIMITED PARTNERSHIP

By:	Fountains C.I.T. Holdings, L.L.C., General Partner

By: Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

FOUNTAINS ALBEMARLE LIMITED PARTNERSHIP

By:	Fountains C.I.T. Holdings, L.L.C., General Partner

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

FOUNTAINS LA CHOLLA LIMITED PARTNERSHIP

By:	Fountains C.I.T. Holdings, L.L.C., General Partner

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

FOUNTAINS CRYSTAL LAKE LIMITED PARTNERSHIP

By:	Fountains C.I.T. Holdings, L.L.C., General Partner

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

FOUNTAINS CORBY LIMITED PARTNERSHIP

By: Fountains C.I.T. Holdings, L.L.C., General Partner

By: Fountains Retirement Communities, Inc. (its Manager)

By:	/s/ David Freshwater

Name:	David Freshwater
Title:	President

FOUNTAINS LA JOLLA LIMITED PARTNERSHIP

By:	Fountains C.I.T. Holdings, L.L.C., General Partner

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

FOUNTAINS SENIOR PROPERTIES OF KALAMAZOO, L.L.C.

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS AT LOGAN SQUARE, L.L.C.

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS AT RIVERVUE, L.L.C.

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS OF VIRGINIA, L.L.C.

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS SENIOR PROPERTIES OF CALIFORNIA, L.L.C.

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS SENIOR PROPERTIES OF FLORIDA, L.L.C.

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS SENIOR PROPERTIES OF MICHIGAN, L.L.C.

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS SENIOR PROPERTIES OF NEW YORK, L.L.C.

By:	Fountains Retirement Communities, Inc. (its Manager)

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS AT GREENBRIAR, INC.

	By:	/s/ David Freshwater

	Name:	David Freshwater
	Title:	President

THE FOUNTAINS SEA BLUFFS LEASING, L.L.C.

By:	/s/ David Freshwater

Name:	David Freshwater
Title:	President

FOUNTAINS CHARITABLE INCOME TRUST

By:	/s/ David Freshwater

Name:	David Freshwater
Title:	President

/s/ Mitchell Pozez

MITCHELL POZEZ

/s/ David Freshwater

DAVID FRESHWATER

/s/ George B. Kaiser

GEORGE B. KAISER